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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): January 25, 2001


                           PENWEST PHARMACEUTICALS CO.
             (Exact Name of Registrant as Specified in its Charter)


                                   Washington
                 (State or Other Jurisdiction of Incorporation)


                 000-23467                              91-1513022
         (Commission File Number)             (IRS Employer Identification No.)


        2981, Route 22, Patterson, NY                   12563-9970
 (Address of Principal Executive Offices)               (Zip Code)



                                 (914) 878-3414
              (Registrant's Telephone Number, Including Area Code)

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Item 5. OTHER EVENTS.

On January 25, 2001, Penwest Pharmaceuticals Co. issued a press release announcing that it had completed arrangements for a new revolving line of credit with CIT Business Credit, a division of CIT. Under the revolving credit facility, Penwest may borrow up to $10.0 million, depending on a formula based on Penwest's U.S. and Canadian receivables and inventory. All amounts borrowed under the credit facility will bear interest at a rate equal to the Chase Bank rate plus one percent. Penwest intends to use the proceeds from this credit facility to fund its drug delivery research and development activities.

A copy of the press release announcing the foregoing has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7. EXHIBITS

99.1    Press release dated January 25, 2001.





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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 30, 2001                 PENWEST PHARMACEUTICALS CO.
                                        (Registrant)



                                        By: /s/ Jennifer L. Good
                                            --------------------------------
                                            Jennifer L. Good
                                            Vice President, Finance, and
                                            Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------
99.1                       Press release dated January 25, 2001.



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